                                                                    10(ii)(a)(4)

                       ASSIGNMENT AND ASSUMPTION OF LEASE

         THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") is entered into as of the 1st day of January, 1998, between GREAT HAWAIIAN PROPERTIES CORPORATION, d/b/a AMERICAN HAWAII CRUISES ("Assignor"), a Delaware corporation and AMERICAN CLASSIC VOYAGES CO. ("Assignee"), a Delaware corporation having an office at Two North Riverside Plaza, Suite 200, Chicago, Illinois 60606.

1. Lease. The "Lease" shall mean that certain Lease Agreement dated May 30, 1995, as amended by First Amendment dated March 12, 1997, by and between Equity Office Properties, L.L.C., as agent for beneficial owner, as Landlord, and Great Hawaiian Properties Corporation, d/b/a American Hawaii Cruises, as Tenant.

2. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee the entire right, title and interest of Assignor in and to the Lease to the extent applicable to the period from and after the date hereof.

3. Assumption. Assignee hereby assumes, and agrees to be bound by and to perform, all of the covenants, agreements and obligations of Assignor under the Lease as applicable to the period from and after the date hereof.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first written above.

                       ASSIGNOR:
                       GREAT HAWAIIAN PROPERTIES CORPORATION,
                       d/b/a American Hawaii Cruises, a Delaware corporation

                       By: /s/ Jordan B. Allen
                         -----------------------------------------------
                       Title:   Executive Vice President

                       ASSIGNEE:
                       AMERICAN CLASSIC VOYAGES CO., a Delaware corporation

                       By:  /s/ Jordan B. Allen
                         -----------------------------------------------
                       Title:   Executive Vice President

                       ACCEPTED:
                       EQUITY OFFICE PROPERTIES, L.L.C.,
                       as agent for beneficial owner

                       By:
                         -----------------------------------------------
                       Title: